UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 24, 2018

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

On October 24, 2018, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Corporation Reports Record Revenue, Net Income, and EPS for Fourth Quarter and Full Fiscal Year 2018" and made available on the Company's website a presentation entitled "Fiscal Year 2018 Fourth Quarter Earnings Call, October 25, 2018," copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.  The press release and presentation contain financial and other information including that related to the Company's fourth quarter and full fiscal year ended September 30, 2018.

This information contained in the press release and presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference (other than the portion of such information relating to the proposed transaction between the Company and KMG Chemicals, Inc. ("KMG")) is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The portion of the information in the press release and presentation attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference relating to the proposed transaction between the Company and KMG, including related cautionary statements and legends, shall be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being furnished, not filed, herewith pursuant to Item 2.02 of Form 8-K (except for the portion of such exhibits relating to the proposed transaction between the Company and KMG, which shall be deemed to be "filed"):

	99.1	Press release, dated October 24, 2018, entitled "Cabot Microelectronics Corporation Reports Record Revenue, Net Income, and EPS for Fourth Quarter and Full Fiscal Year 2018."
	99.2	Presentation entitled "Fiscal Year 2018 Fourth Quarter Earnings Call, October 25, 2018."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: October 24, 2018	By:	/s/ SCOTT D. BEAMER
Scott D. Beamer
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	Press release, dated October 24, 2018, entitled "Cabot Microelectronics Corporation Reports Record Revenue, Net Income, and EPS for Fourth Quarter and Full Fiscal Year 2018."
99.2	Presentation entitled "Fiscal Year 2018 Fourth Quarter Earnings Call, October 25, 2018."